UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 22, 2005

ACCO WORLD CORPORATION

(to be renamed ACCO Brands Corporation)

(Exact Name of Registrant as Specified in Charter)

Delaware	333-124946	36-2704017
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Tower Parkway

Lincolnshire, IL 60069

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (847) 484-4800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02. Results of Operations and Financial Condition.

The following information is provided pursuant to Item 2.02 of Form 8-K, “Results of Operations and Financial Condition.” In connection with Registrant’s spin-off from Fortune Brands, Inc. and the subsequent merger of a wholly-owned subsidiary of Registrant with and into General Binding Corporation, Registrant is furnishing financial information for the fiscal quarter ended June 30, 2005. The financial information is included herewith as Exhibit 99 and is incorporated herein by reference. Pursuant to general instruction B.2 to Form 8-K, the information furnished pursuant to Item 2.02 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

99	Financial information of Registrant which is being furnished pursuant to Item 2.02.

(Page 2 of 4 Pages)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCO WORLD CORPORATION
(Registrant)

By	/s/ MARK A. ROCHE
Name:	Mark A. Roche
Title:	Secretary

Date: July 22, 2005

(Page 3 of 4 Pages)

EXHIBIT INDEX

Exhibit		Sequentially Numbered Page
99	Financial information of Registrant which is being furnished pursuant to Item 2.02.

(Page 4 of 4 Pages)